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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------

                                    FORM 8-K

                              -------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999

                      -----------------------------------

                            EASTBROKERS INTERNATIONAL
                                  INCORPORATED
             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


            DELAWARE                       0-26202               52-1807562
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


          15245 SHADY GROVE ROAD, SUITE 340, ROCKVILLE, MARYLAND 20850 (Address of Principal Executive Offices)

                                 (301) 527-1110
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT




     Information required by Item 304

     (b) Eastbrokers International Incorporated (the "Company") has engaged Spicer, Jeffries & Co., as its independent accountant, effective March 15, 1999. During the Company's two fiscal years ended March 31, 1997 and 1998 and through the date of engagement of Spicer, Jeffries & Co., the Company has not consulted with Spicer, Jeffries & Co. regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.






























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


EASTBROKERS INTERNATIONAL INCORPORATED
             (Registrant)



By:                   /s/ Kevin D. McNeil
        ----------------------------------------------
                        Kevin D. McNeil
        Executive Vice President, Treasurer, Secretary,
                  and Chief Financial Officer

Dated:  March 15, 1999
























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